UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2013
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 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
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Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2013, Booz Allen Hamilton Holding Corporation (the “Company”) issued a press release announcing that Horacio Rozanski, currently the Chief Operating Officer of the Company, was appointed to the additional position of President on December 10, 2013, effective as of January 1, 2014. For additional information on Mr. Rozanski's experience, background, and certain other matters, see the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the "SEC") on May 23, 2013 and the Company's Proxy Statement on Schedule 14A, filed with the SEC on June 21, 2013. In connection with the appointment of Mr. Rozanski as President, Dr. Ralph Shrader resigned as President of the Company, effective as of January 1, 2014; however, Dr. Shrader will continue to serve as Chairman and Chief Executive Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 16, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY: /s/ Samuel R. Strickland
Samuel R. Strickland
Executive Vice President, Chief Financial Officer and Chief Administrative Officer
Date: December 16, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 16, 2013